UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 9, 2011

Brookline Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Commission file number: 0-23695

Delaware	04-3402944
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

160 Washington Street, Brookline, Massachusetts 02447-0469
(Address of principal executive offices, including zip code)

(617) 730-3500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events.

On December 9, 2011, Brookline Bancorp, Inc. announced that it had received all regulatory approvals required to complete its proposed acquisition of Bancorp Rhode Island, Inc.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

99.1	Press Release of Brookline Bancorp, Inc. dated December 9, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 9, 2011	BROOKLINE BANCORP, INC.

	By:	/S/ Michael W. McCurdy
Michael W. McCurdy General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Brookline Bancorp, Inc. dated December 9, 2011